SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

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Gulfport Energy Corporation

(Name of Registrant as Specified in Its Charter)

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GULFPORT ENERGY CORPORATION

14313 N. MAY AVENUE, SUITE 100

OKLAHOMA CITY, OKLAHOMA 73134

NOTICE OF ACTION WITHOUT A MEETING IN LIEU OF AN ANNUAL MEETING

To the Stockholders of Gulfport Energy Corporation:

This information statement is being furnished on or about April 25, 2006 by Gulfport Energy Corporation, a Delaware corporation, to holders of our outstanding common stock, par value $0.01 per share, as of the record date which is April 20, 2006, pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. The purpose of this information statement is:

(1)	to inform holders of our common stock that we have obtained the written consent of the requisite holders of our common stock as of the close of business on the record date electing the seven directors nominated by our board of directors;

(2)	to inform holders of our common stock that we have obtained the written consent of the requisite holders of our common stock as of the close of business on the record date approving the adoption of our Amended and Restated 2005 Stock Incentive Plan, the form of which is attached hereto as Exhibit A; and

(3)	to serve as notice of the foregoing actions in accordance with Section 228(e) of the Delaware General Corporation Law.

The close of business on April 20, 2006 is the record date for the determination of the holders of our common stock entitled to receive this information statement. We had 32,180,326 shares of common stock issued and outstanding as of the close of business on the record date. Each share of common stock entitles the holder thereof to one vote on the matters submitted to the common stockholders.

Under Delaware law and our amended and restated bylaws, director nominees are elected by a plurality of all of the votes cast, and the affirmative vote of the holders of a majority of the outstanding shares of our common stock as of the close of business on the record date is required to approve the Amended and Restated 2005 Stock Incentive Plan. On April 20, 2006, in accordance with Delaware law and our amended and restated bylaws, the holders of a majority of the outstanding shares of our common stock executed a written consent (1) electing the seven director nominees to hold office for a term of one year until the annual meeting of stockholders in 2007 and until their respective successors are duly elected and qualified and (2) approving the Amended and Restated 2005 Stock Incentive Plan. ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Enclosed for your information is our annual report on Form 10-KSB for the year ended December 31, 2005.

The approximate date on which this information statement is being sent to the holders of our common stock as of the close of business on the record date is April 25, 2006.

Sincerely,

/s/ James D. Palm James D. Palm
April 25, 2006	Chief Executive Officer

Gulfport Energy Corporation

14313 N. May Avenue, Suite 100

Oklahoma City, Oklahoma 73134

INFORMATION STATEMENT

Background

This information statement is being furnished on or about April 25, 2006 to holders of our common stock as of the close of business on the record date pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. The purpose of this information statement is:

(1)	to inform holders of our common stock that we have obtained the written consent of the requisite holders of our common stock as of the close of business on the record date electing the seven directors nominated by our board of directors;

(2)	to inform holders of our common stock that we have obtained the written consent of the requisite holders of our common stock as of the close of business on the record date approving the Amended and Restated 2005 Stock Incentive Plan; and

(3)	to serve as notice of the foregoing action in accordance with Section 228(e) of the Delaware General Corporation Law.

Section 228(a) of the Delaware General Corporation Law states that, unless otherwise provided in the certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and such consent is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Our restated certificate of incorporation contains no provision or language in any way limiting the right of the stockholders to take action by written consent.

On April 20, 2006, holders of more than a majority of the outstanding shares of our common stock executed a written consent (1) approving the directors nominated by our board of directors to serve until the 2007 annual meeting of stockholders and until their successors are duly elected and qualified or until each such director’s earlier resignation or removal and (2) approving the Amended and Restated 2005 Stock Incentive Plan. This consent was executed following approval of the actions by our board of directors on April 20, 2006. Because the actions have been approved by the holders of the requisite number of outstanding shares of our common stock that are entitled to cast votes, no other stockholder approval of these actions is necessary. This information statement will also serve as notice of actions taken without a meeting as required by Section 228(e) of the General Corporation Law. No further notice of the actions described herein will be given to you.

This information statement is provided to our stockholders for informational purposes only, and you need not take any further action in connection with this information statement. We will bear all costs of preparing and delivering this information statement.

Outstanding Shares and Voting Rights

Pursuant to our restated certificate of incorporation, we currently have authorized for issuance 55,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of the close of business on the record date, we had 32,180,326 shares of common stock issued and outstanding. Each share of common stock outstanding as of the close of business on the record date is entitled to one vote on each matter submitted to a vote of the common stockholders.

This information statement is being mailed on or about April 25, 2006 to the holders of record of our common stock as of the close of business on the record date which is April 20, 2006. Section 213(b) of the

Delaware General Corporation Law sets forth the rules for ascertaining the record date to determine which stockholders of a corporation are eligible to consent to action by written consent pursuant to Section 228 of the Delaware General Corporation Law. Pursuant to Section 213(b), on April 20, 2006, our board of directors approved the above actions and, therefore, holders of record of our common stock as of the close of business on the record date were entitled to consent to the actions described in this information statement.

The April 20, 2006 written consent of common stockholders referenced above and described in this information statement was executed by stockholders holding over 66% of the shares of our common stock eligible to vote on those matters on that date. ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The election of the directors will not become effective and no new options or other awards will be issued under the Amended and Restated 2005 Stock Incentive Plan until at least 20 days after the mailing of this information statement, on or about May 16, 2006.

ITEM 1. ELECTION OF DIRECTORS

On April 20, 2006, our board of directors nominated seven persons to serve on our board of directors until the 2007 annual meeting of stockholders and until their successors are duly elected and qualified or until each such director’s earlier resignation or removal. On April 20, 2006, in accordance with Delaware law, the holders of a majority of the outstanding shares of our common stock executed a written consent electing the seven nominated persons as our directors.

Our board of directors consists of seven individuals. All seven of the persons elected are now members of our board of directors. The following information about the directors was provided by the directors:

Name	Age	Position
Mike Liddell	52	Chairman of the Board and Director
James D. Palm	61	Director, Chief Executive Officer
Robert E. Brooks	59	Director
David L. Houston	53	Director
Mickey Liddell	44	Director
Dan Noles	58	Director
Phillip G. Lancaster	48	Director

Mike Liddell has served as a director of our company since July 1997 and as Chairman of the Board of our company since July 1998. Mr. Liddell served as Chief Executive Officer of our company from April 1998 to December 2005 and President of our company from July 2000 to December 2005. In addition, Mr. Liddell served as Chief Executive Officer of DLB Oil & Gas, Inc., a publicly held oil and natural gas company, from October 1994 to April 1998, and as a director of DLB Oil & Gas from 1991 through April 1998. From 1991 to 1994, Mr. Liddell was President of DLB Oil & Gas. From 1979 to 1991, he was President and Chief Executive Officer of DLB Energy. Mr. Liddell has served since May 2005 as Chairman of the Board and a director of Bronco Drilling Company, Inc., a provider of contract land drilling services. Mr. Liddell has served since December 2005 as the Chairman of the Board and a director of Windsor Energy Resources, Inc., an independent energy company focused on the exploration, exploitation and development of both conventional and unconventional onshore oil and natural gas reserves. Windsor Energy Resources is indirectly controlled by Wexford Capital LLC and Bronco Drilling Company is a company in which Wexford Capital LLC beneficially owns approximately 47% of the outstanding shares of common stock. Mr. Liddell received a Bachelor of Science degree in education from Oklahoma State University. Mr. Liddell is the brother of Mickey Liddell and brother-in-law of Dan Noles.

Committees: None.

James D. Palm has served as a director of our company since February 2006 and as Chief Executive Officer of our company since December 2005. Mr. Palm is the manager and owner of Crescent Exploration, LLC, an independent oil and natural gas exploration company founded by Mr. Palm in 1995 and operating primarily in Oklahoma, the Texas Panhandle and Kansas. Mr. Palm currently serves as a member of the Industry Advisory Committee of the Oklahoma Corporation Commission. From October 2001 through October 2003, Mr. Palm served as the Chairman of the Oklahoma Energy Resources Board. From 1997 through 1999, Mr. Palm served as the President of the Oklahoma Independent Petroleum Association. Mr. Palm received a Bachelor of Science degree in Mechanical Engineering in 1968, and a Masters in Business Administration in 1971, both from Oklahoma State University.

Committees: None.

Robert E. Brooks has served as a director of our company since July 1997. Mr. Brooks is currently President of Delphi Oil & Gas, Inc. From 1997 to 2002, Mr. Brooks was a partner with Brooks Greenblatt, a commercial finance company located in Baton Rouge, Louisiana that was formed by Mr. Brooks in July 1997. Mr. Brooks is a Certified Public Accountant and was Senior Vice President in charge of Asset Finance and Managed Assets for Bank One, Louisiana between 1993 and July 1997. Mr. Brooks received his Bachelor of Science degree from Purdue University in mechanical engineering in 1969. Mr. Brooks obtained graduate degrees in finance and accounting from the Graduate School of Business at the University of Chicago in 1974.

Committees: Audit.

David L. Houston has served as a director of our company since July 1998. Since 1991, Mr. Houston has been the principal of Houston & Associates, a firm that offers life and disability insurance, compensation and benefits plans and estate planning. Mr. Houston has served as a director of Bronco Drilling Company since May 2005. Mr. Houston is a nominee to serve as director of Windsor Energy Resources upon completion of its initial public offering. Windsor Energy Resources is indirectly controlled by Wexford Capital LLC and Bronco Drilling Company is a company in which Wexford Capital LLC beneficially owns approximately 47% of the outstanding shares of common stock. Prior to 1991, Mr. Houston was President and Chief Executive Officer of Equity Bank for Savings, F.A., an Oklahoma-based savings bank. Mr. Houston currently serves on the board of directors and executive committee of Deaconess Hospital, Oklahoma City, Oklahoma, and is the former chair of the Oklahoma State Ethics Commission and the Oklahoma League of Savings Institutions. Mr. Houston received a Bachelor of Science degree in business from Oklahoma State University and a graduate degree in banking from Louisiana State University.

Committees: Audit (Chair) and Compensation.

Mickey Liddell has served as a director of our company since January 1999. Since 2001, Mr. Liddell has been the President of Berlanti-Liddell Entertainment, LLC, a television and motion picture production company. From 2000 through 2001, Mr. Liddell served as President of Entertainment Services, LLC. From 1994 through 1999, Mr. Liddell served as President of Banner Entertainment, LLC. Both Banner Entertainment LLC and Mr. Liddell filed for bankruptcy in 1999. Mr. Liddell received a Bachelor of Arts from the University of Oklahoma in Communications in 1984 and a graduate degree from Parson School of Design in New York, New York in 1987. Mr. Liddell is the brother of Mike Liddell and brother-in-law of Dan Noles.

Committees: None.

Dan Noles has served as a director of our company since January 2000. Mr. Noles is the President of Dan Noles Construction LLC. Prior to that he served as the President of Atoka Management Company, an oilfield equipment company. Mr. Noles received his Bachelor degree in Finance from the University of Oklahoma in 1970. Mr. Noles is the brother-in-law of Mike Liddell and Mickey Liddell.

Committees: None.

Phillip G. Lancaster has served as a director of our company since February 2006. Mr. Lancaster is currently a director and founder of three Australian companies, Ozpride Pty LTD., Texoz Pty LTD and Magipark Pty LTD, whose principal business is real-estate investment and property management in Australia. Mr. Lancaster has served as a director of Bronco Drilling Company since July 2005. Bronco Drilling Company is a company in which Wexford Capital LLC beneficially owns approximately 47% of the outstanding shares of common stock. Mr. Lancaster is also currently a management partner for a sports management facility in Dallas, Texas affiliated with ClubCorp. Mr. Lancaster was the managing partner of Lankin Drilling Fund, Inc. from 1985 through 1999. Mr. Lancaster received a Bachelor of Science degree in Sociology from David Lipscomb College in 1978.

Committees: Audit and Compensation.

CORPORATE GOVERNANCE

Board of Directors and Committees

We are managed under the direction of our board of directors. Our directors generally serve one-year terms from the time of their election until the next annual meeting of stockholders or until their successors are duly elected and qualified. The size of our board of directors is set at seven members, and we currently have seven directors including five non-employee directors. Our board of directors held six meetings in 2005 and four committee meetings in 2005. In addition to the ten meetings, our board of directors adopted resolutions by unanimous written consent. Our board of directors has two standing committees: the audit committee and the compensation committee, each of which are further described below. Each of the directors attended at least 75% of the aggregate of the total number of meetings held by our board of directors and meetings of committees of our board of directors on which such director served during 2005 other than Robert E. Brooks who attended three of the six meetings of our board of directors during 2005 and three of the four meetings of the audit committee of the board of directors during 2005

Audit Committee. The audit committee oversees our accounting and financial reporting processes and the audits of our financial statements. In that regard, the audit committee assists our board of directors in monitoring (1) our accounting, auditing and financial reporting processes generally, including the qualifications, independence and performance of the independent auditor, (2) the integrity of our financial statements, (3) our systems of internal control regarding finance and accounting and (4) our compliance with legal and regulatory requirements. In addition the audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by our company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

During 2005, the audit committee held four meetings. The audit committee is composed of David L. Houston, Robert E. Brooks and Phillip G. Lancaster, all of whom are non-employee directors. All of the members of the audit committee are financially literate and Mr. Houston serves as chairman of the audit committee and is designated as the “audit committee financial expert” as such term is defined in Item 401(e) of Regulation S-B of the Securities Exchange Act of 1934, as amended. Messrs. Houston, Brooks and Lancaster are “independent” within the meaning of the NASD’s director independence standards. In February 2006 our board of directors and audit committee amended and restated the Audit Committee Charter which is attached to this information statement as Exhibit B.

Compensation Committee. The compensation committee considers executive employment agreements, adoption of employee benefit plans and other issues related to compensation and employee benefits. The compensation committee is comprised of Phillip G. Lancaster and David L. Houston, both of whom are “non-employee directors” as defined by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and “outside directors” as defined by Section 162(m) of the Internal Revenue Code. The compensation committee did not hold any meetings during 2005.

Because we are considered to be controlled by Charles E. Davidson under The Nasdaq National Market rules, we are eligible for exemptions from provisions of these rules requiring that a majority of our board of directors be comprised of independent directors and a nominating and corporate governance committee composed entirely of independent directors and written charters addressing specified matters. We have elected to take advantage of certain of these exemptions. If we ceased to be a controlled company within the meaning of these rules, we would be required to comply with these provisions after the specified transition periods. Our board of directors does not have a standing nominating committee. The entire board of directors participates in the consideration of director nominees. Our board of directors does not consider it necessary to establish a nominating committee because our board of directors is relatively small in size and believes it can operate more effectively in concert. Further, because there has not been turnover on our board of directors, there has been no need to nominate new directors.

Corporate Governance Policies and Charters

Current copies of the following materials related to our corporate governance policies and practices are available publicly on our website at www.gulfportenergy.com:

•	Code of Business Conduct and Ethics

•	Amended and Restated Bylaws

•	Restated Certificate of Incorporation

•	Audit Committee Charter

•	Compensation Committee Charter

Copies may also be obtained, free of charge, by writing to our corporate secretary at: Joel H. McNatt, Gulfport Energy Corporation, Corporation, 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134. Our Code of Business Conduct and Ethics applies to all of our employees, executive officers and directors, as well as any consultants that we may retain.

Identifying and Evaluating Nominees for Directors

Our board of directors develops criteria for the selection of directors, including procedures for reviewing potential nominees proposed by stockholders. Our board of directors reviews the desired experience, mix of skills and other qualities of director candidates to assure appropriate board composition, taking into account our current directors and our specific needs and those of our board of directors. Our board of directors also reviews and monitors the size and composition of our board of directors and our committees to ensure that the requisite number of directors are “independent directors,” “non-employee directors” and “outside directors” within the meaning of the rules and laws as applicable to us. In addition to the size of our board, our board of directors regularly assesses whether any vacancies on our board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, our board of directors will consider various potential candidates. Our board of directors utilizes a variety of methods for identifying and evaluating nominees for director. Candidates may come to the attention of our board of directors through current board members, professional search firms, stockholders or other persons. These candidates will be evaluated at regular or special meetings of our board of directors and may be considered at any point during the year.

Our board of directors will consider stockholder nominations for director candidates upon written submission of such recommendation to our corporate secretary along with, among other things, the nominee’s qualifications and certain biographical information regarding the nominee, such nominee’s written consent to serving as a director if elected and being named in the proxy or information statement and certain information regarding the status of the stockholder submitting the recommendation, all in the manner required by our amended and restated bylaws and the applicable rules and regulations promulgated under the Securities Exchange Act of 1934, as amended. Following verification of the stockholder status of persons proposing candidates, recommendations will be aggregated and considered by our board of directors at a regularly scheduled or special meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to our board of directors.

Our board of directors may also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, our board of directors will seek to achieve a balance of knowledge, experience and capability on the board. Our board of directors uses the same criteria for evaluating candidates nominated by stockholders as it does for those proposed by current board members, professional search firms and other persons. After completing its evaluation, our board of directors approves the final slate of director nominees.

Communications with our Board of Directors

Individuals may communicate with our board of directors or individual directors by writing to our corporate secretary at: Joel H. McNatt, Gulfport Energy Corporation, 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134. Our corporate secretary will review all such correspondence and forward to our board of directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, relates to the functions of our board of directors or the compensation committee thereof or that he otherwise determines requires their attention. Directors may review a log of all such correspondence received by us and request copies. Concerns relating to accounting, internal control over financial reporting or auditing matters will be immediately brought to the attention of the chairman of the audit committee and handled in accordance with the audit committee procedures established with respect to such matters.

Executive Sessions

Executive sessions of non-management directors are held at each board meeting. Any non-management director can request that an additional executive session be scheduled. At each such meeting, one of the non-management directors is selected by the others to be the presiding director at that meeting.

AUDIT COMMITTEE REPORT

This report is being provided to inform our stockholders of the audit committee’s oversight with respect to our financial reporting.

The audit committee has reviewed and discussed our audited financial statements as of and for the year ended December 31, 2005 and footnotes thereto with management and the independent auditors. In addition, the audit committee discussed with the independent auditors the matters required to be disclosed by Statement of Auditing Standards No. 61, “Communications with Audit Committees.” The audit committee discussed with our auditors the independence of such auditors from our management, including a review of audits and non-audit fees, and received written disclosures concerning the auditors’ independence required to be made by our auditors by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The audit committee has also discussed with our management and the independent auditors the quality and adequacy of our disclosure controls and procedures, internal control over financial reporting and such other matters and received such assurance from them as the audit committee deemed appropriate.

Management is responsible for the preparation and presentation of our audited financial statements and our internal control over financial reporting. The independent auditors are responsible for performing an independent audit of our financial statements in accordance with GAAP and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee this process.

Based on the foregoing review and discussions with management and the independent auditors, and relying thereon, the audit committee has recommended to us and our board of directors the inclusion of our audited financial statements in our annual report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Respectfully submitted,

Audit Committee

David L. Houston

Robert E. Brooks

Phillip G. Lancaster

INDEPENDENT ACCOUNTANTS

On February 9, 2005 we dismissed Hogan & Slovacek as our independent registered public accounting firm. The Audit Committee participated in and approved the decision to change our independent registered public accounting firm.

Hogan & Slovacek’s audit reports for the two fiscal years ended December 31, 2002 and December 31, 2003, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the two most recent fiscal years and through February 9, 2005, there had been no disagreements between us and Hogan & Slovacek on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hogan & Slovacek would have caused them to make reference thereto in their reports on the financial statements for such years.

During the fiscal years ended December 31, 2003 and December 31, 2004 and through February 9, 2005, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We engaged Grant Thornton LLP as our new independent registered public accounting firm as of February 9, 2005. As part of its engagement, Grant Thornton LLP has audited our balance sheets as of December 31, 2004 and 2005 and the related statements of operations, stockholders’ equity and cash flows for the years then ended and performed a review of our interim financials for each quarter in the fiscal year ending December 31, 2005. The audit committee has not asked our stockholders to ratify its selection of Grant Thornton LLP, because stockholder ratification is not required under applicable rules and regulations.

During the fiscal years ended December 31, 2003 and December 31, 2004 and through February 9, 2005, we did not consult with Grant Thornton LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that was an important factor that we considered in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as that term is used in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Auditors’ Fees

Aggregate fees billed to us by Grant Thornton LLP for 2005 and 2004 were:

Fees	2005	2004
Audit Fees (1)	$128,227	$77,625	(2)
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees (3)	9,737	—

Total	$137,964	$77,625

(1)	Consists of fees for the audits of our financial statements and reviews of our interim quarterly financial statements.

(2)	This amount includes amounts billed by our former auditor, Hogan & Slovacek, PC during 2004.

(3)	Consists of services related to our registration statements under the Securities Act of 1933, as amended.

Our audit committee has resolved to pre-approve all audit and permissible non-audit services to be performed for us by our independent accountant, Grant Thornton LLP. The audit committee pre-approved all fees noted above for 2005. Non-audit services that have received pre-approval include services related to our filings with the SEC under the Securities Act. The audit committee has considered whether the provision of the above services is compatible with maintaining the independent accountant’s independence. The members of our audit committee believe that the payment of the fees set forth above would not prohibit Grant Thornton LLP from maintaining its independence. Grant Thornton LLP has been selected by the audit committee as our independent auditors for the fiscal year ending December 31, 2006.

DIRECTOR COMPENSATION

Members of our board of directors who are also our officers or employees do not receive compensation for their services as directors. We pay our non-employee directors a monthly retainer of $1,000 and a per meeting attendance fee of $500 and reimburse all ordinary and necessary expenses incurred by non-employee directors in the conduct of our business.

During 2005, we implemented our 2005 Stock Incentive Plan. Under the 2005 Stock Incentive Plan, each non-employee director was granted nonqualified stock options during 2005 to purchase 20,000 shares of our common stock at an exercise price of $3.36, an amount equal to the fair market value of our common stock on the date of grant. Options granted to eligible non-employee directors under the 2005 Stock Incentive Plan vest in 36 equal monthly installments beginning on the date of grant and are exercisable for a period of ten years beginning on the date of grant.

EXECUTIVE OFFICERS

The name, age and positions of each of our executive officers and other key employees are as follows:

Name	Age	Position
Mike Liddell	52	Chairman of the Board and Director
James D. Palm	61	Chief Executive Officer and Director
Michael G. Moore	49	Vice President and Chief Financial Officer
Joel H. McNatt	47	Vice President, General Counsel and Secretary
Stuart Maier	52	Geological/Geophysical Manager
Randy Wilson	54	Geological/Geophysical Manager

Biographical information for Messrs. Liddell and Palm is set forth previously in this information statement.

Michael G. Moore has served as a Vice President and Chief Financial Officer of our company since July 2000. From May 1998 through July 2000, Mr. Moore served as Vice President and Chief Financial Officer of Indian Oil Company. From September 1995 through May 1998, Mr. Moore served as Controller of DLB Oil & Gas. Prior to that, Mr. Moore served as Controller of LEDCO, Inc., a Houston based gas marketing company. Mr. Moore received both his Bachelor of Business Administration degree in finance and his Masters in Business Administration from the University of Central Oklahoma.

Joel H. McNatt has served as a Vice President, General Counsel and Secretary of our company since November 2004. From May 1996 through October 2004, Mr. McNatt practiced in the areas of energy, products liability and complex business litigation with the firm McKinney & Stringer, P.C. Mr. McNatt received his juris doctorate, summa cum laude, from Oklahoma City University School of Law in 1996, and prior to that his Bachelor of Art in journalism from the University of Oklahoma.

Stuart Maier has served as a Geological/Geophysical Manager of our company since May 1998. From 1993 to May 1998, he had served as Senior Geologist with DLB Oil & Gas. From 1992 until joining DLB Oil & Gas, Mr. Maier was a consulting geologist/geophysicist and, from 1981 to 1991, Mr. Maier was a geologist/geophysicist with The Anschutz Corporation, an oil and natural gas exploration and production company. From 1979 to 1981, Mr. Maier was a production geologist for Gulf Oil Exploration and Production Company. From 1977 to 1979, Mr. Maier was a well site geologist. Mr. Maier received a Bachelor of Science degree in geology from the University of Missouri. Mr. Maier is a member of the American Association of Petroleum Geologists.

Randy Wilson has served as a Geologist/Geophysicist of our company since May 1998. From 1994 to May 1998, Mr. Wilson had served as Geologist with DLB Oil & Gas. From 1992 until joining DLB Oil & Gas,

Mr. Wilson was President of J.L. Resources, Inc., a geological and geophysical consulting services company. From 1980 to 1987, Mr. Wilson was a geological/geophysical manager for The Anschutz Corporation Mid-continent division. From 1987 to 1992, Mr. Wilson was the Division Manager for The Anschutz Corporation Mid-continent division. From 1978 to 1980, Mr. Wilson was employed as a geophysicist with Terra Resources, Inc., an oil and natural gas exploration and production company. From 1977 to 1978, Mr. Wilson was a geologist for Monsanto Company and, from 1974 to 1977, Mr. Wilson was a geophysicist for Cities Service Oil Company, an oil and natural gas exploration and production company. Mr. Wilson received a Bachelor of Science degree in geology from Wichita State University. Mr. Wilson is a member of the American Association of Petroleum Geologists.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information for the fiscal years ended December 31, 2005, 2004 and 2003 with respect to compensation earned by our chief executive officer and by our three other highest paid executive officers as of the end of the last fiscal year.

		Annual Compensation (1)				Long Term Compensation
						Securities Underlying Options (#)	All Other Compensation (2)
Name and Principal Position	Year	Salary ($)		Bonus ($)
Mike Liddell (3) Chairman of the Board	2005 2004 2003	$ $ $	230,687 224,184 218,566	$ $ $	70,395 29,108 24,000	467,270 — —	$ $ $	25,290 22,423 19,500

James D. Palm (4) Chief Executive Officer	2005		$16,167		$—	200,000		$1,000

Michael G. Moore Vice President and Chief Financial Officer	2005 2004 2003	$ $ $	176,333 128,813 105,000	$ $ $	120,000 17,138 13,800	30,000 — —	$ $ $	17,780 8,757 7,128

Joel H. McNatt (5) Vice President, General Counsel and Secretary	2005 2004	$ $	130,333 17,769	$ $	40,000 5,000	20,000 —	$ $	10,220 2,043

(1)	Amounts shown include cash and non-cash compensation earned and received by the named executives as well as amounts earned but deferred at their election. We provide various perquisites to certain employees, including the named executives. In each case, the aggregate value of the perquisite provided to the named executives did not exceed $50,000 or 10% of such named executive’s total annual salary and bonus.

(2)	Amounts for Mike Liddell include our matching 401(k) plan contributions of $18,065, $15,198 and $12,000 during 2005, 2004 and 2003, respectively, and life insurance premium payments of $7,225, $7,225 and $7,500 during 2005, 2004 and 2003, respectively. Amounts for Messrs. Palm, Moore and McNatt represent our matching 401(k) plan contributions during each of the indicated years.

(3)	Mr. Liddell resigned as our Chief Executive Officer and President in December 2005, but remains our Chairman of the Board and a director.

(4)	Mr. Palm joined us as Chief Executive Officer in December 2005 with a salary of $200,000.

(5)	Mr. McNatt joined us as Vice President, General Counsel and Secretary in November 2004 with a salary of $120,000.

Option Grants in Last Fiscal Year

The following table sets forth certain information concerning option grants made to named executive officers during 2005 pursuant to our 2005 Stock Incentive Plan.

	Individual Grants
	Number of Securities Underlying Options Granted (#)	Percentage of Total Options Granted to Employees in Fiscal Year (1)		Exercise Price ($/Sh)		Expiration Date
Mike Liddell	457,270	46%			$3.36	1/24/2015
James D. Palm	200,000	20%			$11.20	12/1/2015
Michael G. Moore	10,000 20,000	1 2	% %	$ $	3.36 9.07	1/24/2015 9/9/2015
Joel H. McNatt	20,000	2%			$3.36	1/24/2015

(1)	In 2005, we granted options to purchase a total of 997,269 shares of our common stock at exercise prices ranging from $3.36 to $11.20 per share.

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

The following table sets forth certain information concerning the exercise of options during 2005 and the number of unexercised options held by named executive officers as of December 31, 2005.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the- Money Options at Year End ($)
			Exercisable (1)	Unexercisable	Exercisable (2)	Unexercisable
Mike Liddell	—	—	457,270	457,270	$4,600,000	$4,000,000
James D. Palm	—	—	5,555	194,444	$4,722	$165,277
Michael G. Moore	6,581	$36,000	555	29,445	$1,654	$144,846
Joel H. McNatt	—	—	—	20,000	—	$173,800

(1)	These options are exercisable at a weighted average exercise price per share of $2.12 per share.

(2)	Value for “in the money” options represents the positive spread between the respective exercise prices of outstanding options and the closing price of the shares of our common stock of $12.05 per share as reported by the NASD OTC Bulletin Board on December 30, 2005.

Employment Agreements

In May 1999, we entered into an employment agreement with Mike Liddell. The agreement has a five year term and automatically renews for successive one-year terms thereafter. The agreement provides for an annual base salary of $200,000, adjusted for cost of living increases. Upon termination of Mr. Liddell’s employment by us without cause, Mr. Liddell is entitled to receive twelve months of his then current base salary, and all of Mr. Liddell’s then unexercisable options will become exercisable. The agreement also restricts Mr. Liddell’s use or disclosure of any of our confidential information during the term of the agreement and for a period of five years thereafter.

We entered into an oral agreement with James D. Palm with respect to his compensation and benefits, pursuant to which Mr. Palm will be entitled to an annual salary of $200,000 and, at the discretion of our board of directors, an annual cash incentive bonus. Mr. Palm will also be eligible to participate in all insurance, retirement and benefits plans available to our other employees.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth certain information, as of December 31, 2005, with respect to all compensation plans previously approved by our security holders, which consists of the 2005 Stock Incentive Plan. We do not have any equity compensation plans which have not been approved by our security holders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options		The Weighted- Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Far Left Column)
Equity compensation plans approved by security holders	1,557,273	(1)	$4.30	280,067
Equity compensation plans not approved by security holders	—		—	—

Total	1,557,273		$4.30	280,067

(1)	Amount includes options to purchase 563,337 shares of our common stock originally issued under our 1999 Stock Option Plan and options to purchase 993,936 shares of our common stock issued under the 2005 Stock Incentive Plan which are outstanding as of the record date. No additional securities will be issued under our 1999 Stock Option Plan other than upon exercise of options that are outstanding.

ITEM 2. ADOPTION OF AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

Our board of directors and a majority of our stockholders have approved the Amended and Restated 2005 Stock Incentive Plan. The purpose of amending the 2005 Stock Incentive Plan is as follows:

•	to expand the Amended and Restated 2005 Stock Incentive Plan to include (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Awards (Restricted Stock and Restricted Stock Units), (d) Performance Awards and (e) Stock Appreciation Rights; and

•	to increase the maximum aggregate amount of common stock which may be issued under the Amended and Restated 2005 Stock Incentive Plan from 1,904,606 shares to 3,000,000 shares.

Summary of the Terms of the Amended and Restated 2005 Stock Incentive Plan

The following is a summary of the principal terms and provisions of the Amended and Restated 2005 Stock Incentive Plan. The full text of the Amended and Restated 2005 Stock Incentive Plan is attached to this information statement as Exhibit A. Please refer to Exhibit A for a more complete description of the terms of the Amended and Restated 2005 Stock Incentive Plan.

General. The purpose of the Amended and Restated 2005 Stock Incentive Plan will be to enable us, and any of our affiliates, to attract and retain the services of the types of employees, consultants and directors who will contribute to our long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of our stockholders. The plan provides a means by which eligible recipients of awards may be given an opportunity to benefit from increases in value of our common stock through the granting of incentive stock options, nonstatutory stock options, restricted awards, performance awards and stock appreciation rights.

Eligible award recipients are employees, consultants and directors of ours and our affiliates. Incentive stock options may be granted only to our employees. Approximately 90 people eligible to participate in the Amended and Restated 2005 Stock Incentive Plan. Awards other than incentive stock options may be granted to employees, consultants and directors. The shares that may be issued pursuant to awards consist of our authorized but unissued common stock, and the maximum aggregate amount of such common stock which may be issued upon exercise of all awards under the plan, including incentive stock options, may not exceed 3,000,000 shares, subject to adjustment to reflect certain corporate transactions or changes in our capital structure.

Share Reserve. The maximum aggregate number of shares of our common stock initially authorized for issuance under the Amended and Restated 2005 Stock Incentive Plan is 3,000,000 shares. This number includes 627,337 shares underlying options granted to employees under the Gulfport Energy Corporation 1999 Stock Option Plan prior to the original adoption of this Plan and outstanding on the effective date of this Plan (“Prior Outstanding Options”). However, the shares underlying the Prior Outstanding Options will only become available for awards under this Plan to the extent any of such Prior Outstanding Options expire or otherwise terminate without having been exercised in full. In addition, (i) shares covered by an award under the Amended and Restated 2005 Stock Incentive Plan that expires or otherwise terminates without having been exercised in full and (ii) shares that are forfeited to, or repurchased by, us pursuant to a forfeiture or repurchase provision under the Amended and Restated 2005 Stock Incentive Plan may be returned to the Amended and Restated 2005 Stock Incentive Plan and be available for issuance in connection with a future award. The maximum number of shares with respect to which awards can be granted to any employee in any fiscal year is limited to 1,000,000 shares.

Administration. The Compensation Committee of our board of directors administers the Amended and Restated 2005 Stock Incentive Plan. Among other responsibilities, the administrator selects participants from among the eligible individuals, determines the number of ordinary shares that will be subject to each award and determines the terms and conditions of each award, including methods of payment, vesting schedules and limitations and restrictions on awards. Our board of directors may amend, suspend, or terminate the Amended and Restated 2005 Stock Incentive Plan at any time. Amendments will not be effective without stockholder approval if stockholder approval is required by applicable law or stock exchange requirements.

Stock Options. Incentive and nonstatutory stock options are granted pursuant to incentive and nonstatutory stock option agreements. Employees, directors and consultants may be granted nonstatutory stock options, but only employees may be granted incentive stock options. The plan administrator determines the exercise price of a stock option, provided that the exercise price of a stock option generally cannot be less than 100% (and in the case of an incentive stock option granted to a 10% stockholder, 110%) of the fair market value of our common stock on the date of grant, except when assuming or substituting options in limited situations such as an acquisition. Generally, options granted under the Amended and Restated 2005 Stock Incentive Plan vest ratably over a five-year period and have a term of ten years (five years in the case of an incentive stock option granted to a 10% stockholder), unless specified otherwise by the plan administrator.

Acceptable consideration for the purchase of our common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (i) cash or check, (ii) a broker-assisted cashless exercise, (iii) the tender of common stock previously owned by the optionee and (iv) other legal consideration approved by the plan administrator. Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionee may designate a beneficiary, however, who may exercise the option following the optionee’s death.

Restricted Awards. Restricted awards are awards of either actual shares of our common stock, or of hypothetical share units having a value equal to the fair market value of an identical number of shares of common stock, and which may provide that such restricted awards may not be sold, transferred, or otherwise disposed of for such period as the plan administrator determines. The purchase price and vesting schedule, if applicable, of restricted awards are determined by the plan administrator.

Performance Awards. Performance awards entitle the recipient to acquire shares of our common stock, or hypothetical share units having a value equal to the fair market value of an identical number of shares of common stock that will be settled in the form of shares of common stock upon the attainment of specified performance goals. Performance awards may be granted independent of or in connection with the granting of any other award under the Amended and Restated 2005 Stock Incentive Plan. Performance goals will be established by the plan administrator based on one or more business criteria that apply to the plan participant, a business unit, or us and our affiliates. Performance goals will be objective and meet the requirements of Section 162(m) of the Internal Revenue Code. No payout will be made on a performance award granted to a named executive officer unless all applicable performance goals and service requirements are achieved. Performance awards may not be sold, assigned, transferred, pledged or otherwise encumbered and terminate upon the termination of the participant’s service to us or our affiliates.

Stock Appreciation Rights. Stock appreciation rights may be granted independent of or in tandem with the granting of any option under the Amended and Restated 2005 Stock Incentive Plan. Stock appreciation rights are granted pursuant to stock appreciation rights agreements. The exercise price of a stock appreciation right granted independent of an option is determined by the plan administrator, but may be no less than 100% of the fair market value of our common stock on the date of grant. The exercise price of a stock appreciation right granted in tandem with an option is the same as the exercise price of the related option. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (i) the excess of the per share fair market value of the common stock on the date of exercise over the strike price, multiplied by (ii) the number of shares of common stock with respect to which the stock appreciation right is exercised. Payment will be made in cash, delivery of stock, or a combination of cash and stock as deemed appropriate by the plan administrator.

Non-qualified deferred compensation awards. In the event any award under the Amended and Restated 2005 Stock Incentive Plan is granted with an exercise price less than 100% of the fair market value of our common stock on the date of grant, it will be deemed a non-qualified deferred compensation award under Section 409A of the Internal Revenue Code. Generally, a non-qualified deferred compensation award may not be exercised or distributed prior to (i) a specified time or fixed schedule set forth in the award agreement, (ii) the participant’s separation from service, (iii) the death or disability of the participant, (iii) an unforeseeable emergency, or (iv) a change-in-control event. A non-qualified deferred compensation award may be exercisable no later than the later of (a) two and one-half months following the end of our taxable year in which the award first becomes exercisable or distributable or (b) two and one-half months following the end of the award recipient’s taxable year in which the award first becomes exercisable or distributable.

Adjustments in capitalization. In the event that there is a specified type of change in our common stock without the receipt of consideration by us, such as pursuant to a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction, appropriate adjustments will be made to the various limits under, and the share terms of, the Amended and Restated 2005 Stock Incentive Plan including (i) the number and class of shares reserved under the Amended and Restated 2005 Stock Incentive Plan, (ii) the maximum number of stock options and stock appreciation rights that can be granted to any one person in a calendar year and (iii) the number and class of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. In the event of significant corporate transaction (other than a transaction resulting in Wexford Capital LLC or an entity controlled by, or under common control with Wexford Capital LLC maintaining direct or indirect control over us), such as a dissolution or liquidation of us, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale in one or a series of related transactions, of all or substantially all of our assets or a merger, consolidation, or reverse merger in which we are not the surviving entity, then all outstanding stock awards under the Amended and Restated 2005 Stock Incentive Plan may be assumed, continued, or substituted for by any surviving or acquiring entity (or its parent company), or may be cancelled either with or without consideration for the vested portion of the awards. In the event an award would be cancelled without consideration paid to the extent vested, the award recipient may exercise the award in full or in part for a period of ten days.

Federal Income Tax Consequences

The following discussion is a general summary of the principal federal income tax consequences under current law relating to awards granted to employees under the Amended and Restated 2005 Stock Incentive Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Stock Options. An optionee will not recognize any taxable income upon the grant of a nonqualified stock option or an incentive stock option and we will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a nonqualified stock option, the excess of the fair market value of our common stock on the date of exercise over the exercise price will be taxable as ordinary income to the optionee. Subject to any deduction limitation under section 162(m) of the Internal Revenue Code (which is discussed below), we will be entitled to a federal income tax deduction in the same amount and at the same time as (x) the optionee recognizes ordinary income or (y) if we comply with applicable income reporting requirements, the optionee should have reported the income. An optionee’s subsequent disposition of shares acquired upon the exercise of a nonqualified option will ordinarily result in long-term or short-term capital gain or loss, depending on the holding period.

On exercise of an incentive stock option, the holder will not recognize any income and we will not be entitled to a deduction. However, the amount by which the fair market value of the shares on the exercise date of an incentive stock option exceeds the purchase price generally will constitute an item of adjustment for alternative minimum tax purposes, and may therefore result in alternative minimum tax liability to the option holder.

The disposition of shares acquired upon exercise of an incentive stock option will ordinarily result in capital gain or loss. However, if the holder disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant or one year after the date of exercise (a “disqualifying disposition”), the holder will generally recognize ordinary income, in the amount of the excess of the fair market value of the shares on the date the option was exercised over the option exercise price. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the option will generally be capital gain. We will generally be entitled to a deduction equal to the amount of ordinary income recognized by a holder.

If an option is exercised through the use of shares previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the option is an incentive stock option, and the previously owned shares were acquired on the exercise of an incentive stock option or other tax-qualified stock option, and the holding period requirement for those shares is not satisfied at the time they are used to exercise the option, such use will constitute a disqualifying disposition of the previously owned shares resulting in the recognition of ordinary income in the amount described above.

Special rules may apply in the case of an optionee who is subject to Section 16 of the Securities Exchange Act of 1934, as amended.

Restricted Stock, Bonus Stock and Performance Stock. A participant generally will not recognize taxable income upon the grant of restricted stock, bonus stock and performance stock that is subject to a substantial risk of forfeiture, and the recognition of any income will be postponed until the earlier of the time such shares become transferable or are no longer subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the restricted stock or performance shares at the time that such restrictions lapse and, subject to satisfying applicable income reporting requirements and any deduction limitation under section 162(m) of the Internal Revenue Code, we will be entitled to a federal income tax deduction in the same amount and at the same time as the participant recognizes ordinary income. A participant may elect to be taxed at the time of the grant of restricted, bonus or performance stock, or a Section 83(b) election. Such election must be made within 30 days of the date the stock is transferred. If the Section 83(b) election is made, the participant will recognize ordinary income equal to the excess of the fair market value of the shares of restricted, bonus, or performance stock at the time of grant (determined without regard to any of the restrictions thereon) over the amount paid, if any, by the participant for such shares. We will be entitled to a federal income tax deduction in the same amount and at the same time as the participant recognizes ordinary income.

Stock Appreciation Rights, Dividend Equivalents and Interest Equivalents. Stock appreciation rights, dividend equivalents and interest equivalents generally are taxable as ordinary income when paid. We will be entitled to a federal income tax deduction in the same amount and at the same time as the participant recognizes ordinary income.

Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does allow a deduction for “performance-based compensation,” the material terms of which are disclosed to and approved by the stockholders. We have structured and intend to implement and administer the Amended and Restated 2005 Stock Incentive Plan so that compensation resulting from performance stock and options and other stock vesting in accordance with the performance goals can qualify as “performance-based compensation.” The plan administrator, however, has the discretion to grant awards with terms that will result in the awards not constituting performance-based compensation. To allow us to qualify awards as “performance-based compensation,” we obtained stockholder approval of the Amended and Restated 2005 Stock Incentive Plan and the material terms of the performance goals applicable to performance shares under the Amended and Restated 2005 Stock Incentive Plan.

Section 280G of the Internal Revenue Code. Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions with respect to other awards in connection with a change of control might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of section 280G of the Internal Revenue Code. To the extent it is so considered, the participant may be subject to a 20% excise tax and we may be denied a federal income tax deduction.

Grant of Restricted Stock under the Amended and Restated 2005 Stock Incentive Plan

Our board of directors intends to grant the following named executive officers restricted stock grants, as set forth below.

Executive Officer	Dollar Value ($) (1)	Restricted Stock
Michael G. Moore Vice President & Chief Financial Officer	$78,000	5,000

Joel H. McNatt Vice President, General Counsel & Secretary	$31,200	2,000

Executive Group	$109,200	7,000

Non-Executive Director Group	—	—

Non-Executive Officer Employee Group	$889,200	57,000

(1)	Amounts based upon the last sale price of our common stock as reported on The Nasdaq National Market on the record date.

DISSENTER’S RIGHTS OF APPRAISAL

Our stockholders have no rights to appraisal of their shares of common stock or other rights to dissent under Delaware law, our restated certificate of incorporation or our amended and restated bylaws in connection with the matters discussed in this information statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the record date by (1) each director, (2) each named executive officer, (3) each person known or believed by us to own beneficially five percent or more of our common stock and (4) all directors and executive officers as a group.

Name and Address of Beneficial Owner	Beneficial Ownership (1)
	Shares	Percentage

Charles E. Davidson (2) 411 The West Putnam Avenue Greenwich, CT 06830	19,637,446	61.0%

Southpoint Capital Advisors, LP (3) 237 Park Avenue, Suite 900 New York, NY 10017	2,018,527	6.3%

Luxor Capital Group (4) 767 Fifth Avenue, 19th Floor New York, New York 10153	1,606,948	5.0%

Mike Liddell (5)	1,714,880	5.2%

James D. Palm (6)	38,889	*

Robert E. Brooks (7)	24,000	*

David L. Houston (8)	24,000	*

Mickey Liddell (9)	24,000	*

Dan Noles (10)	24,000	*

Phillip G. Lancaster (11)	5,555	*

Michael G. Moore (12)	7,555	*

Joel H. McNatt (13)	4,000	*

All directors and executive officers as a group (9 individuals)	1,866,879	5.7%

*	Less than one percent

(1)	Beneficial ownership is determined in accordance with SEC rules. In computing percentage ownership of each person, shares of common stock subject to options held by that person that are exercisable as of the record date, or exercisable within 60 days of the record date, are deemed to be beneficially owned. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The percentage of shares beneficially owned is based on 32,180,326 shares of common stock outstanding as of the record date. Unless otherwise indicated, all amounts exclude shares issuable upon the exercise of outstanding options that are not exercisable as of the record date or exercisable within 60 days of the record date.

(2)	Includes 13,195,478 shares of common stock held by CD Holdings, L.L.C. and 810,957 shares of common stock held in an IRA for Mr. Davidson. Mr. Davidson is the manager and a member of CD Holdings, L.L.C. Mr. Davidson is the Chairman and controlling member of Wexford Capital LLC. In addition, the amount includes 5,631,011 shares of common stock owned by the following investment funds that are affiliated with Wexford: Wexford Special Situations 1996, L.P.; Wexford Special Situations 1996 Institutional, L.P.; Wexford Special Situations 1996, Limited; Wexford-Euris Special Situations 1996, L.P.; Wexford Spectrum Investors, L.L.C.; Wexford Capital Partners II, L.P.; Wexford Overseas Partners I, L.P. Mr. Davidson disclaims beneficial ownership of the 5,631,011 shares of common stock owned by the Wexford investment funds.

(3)	Based solely upon information obtained from Amendment No. 1 to Schedule 13G filed with the SEC on March 10, 2005 on behalf of Southpoint Capital Advisors LLC, a Delaware limited liability company, Southpoint GP, LLC, a Delaware limited liability company, Southpoint Capital Advisors LP, a Delaware limited partnership, Southpoint GP, LP, Robert W. Butts and John S. Clark II. Southpoint Capital Advisors LP, Southpoint GP LP, Southpoint Capital Advisors LLC, Southpoint GP LLC, Robert W. Butts and John S. Clark II have sole voting and dispositive power over 2,018,527 shares of common stock. Southpoint Capital Advisors LLC is the general partner of Southpoint Capital Advisors LP. Southpoint GP LLC is the general partner of Southpoint GP, LP. Southpoint GP, LP is the general partner of Southpoint Fund LP, a Delaware limited partnership, Southpoint Qualified Fund LP, a Delaware limited partnership, and Southpoint Offshore Operating Fund, LP, a Cayman Islands exempted limited partnership. Southpoint Offshore Fund, Ltd., a Cayman Island exempted company, is also a general partner of the Southpoint Offshore Operating Fund, LP.

(4)	Based solely upon information obtained from the Schedule 13G filed by Luxor Capital Partners, LP, LCG Select, LLC, Luxor Capital Partners Offshore, Ltd., Luxor Capital Group, LP, Luxor Management, LLC, LCG Holdings, LLC and Christian Leone with the SEC on February 14, 2006. Luxor Capital Partners, LP, Luxor Capital Group, LP, Luxor Management, LLC, LCG Holdings, LLC and Mr. Leone share voting and dispositive power over 690,171 shares of common stock held by Luxor Capital Partners, LP. LCG Select, LLC, Luxor Capital Group, LP, Luxor Management, LLC, LCG Holdings, LLC and Mr. Leone share voting and dispositive power over 8,472 shares of common stock held by LCG Select, LLC. Luxor Capital Partners Offshore, Ltd., Luxor Capital Group, LP, Luxor Management, LLC and Mr. Leone share voting and dispositive power over 908,305 shares of common stock held by Luxor Capital Partners Offshore, Ltd. Luxor Capital Group, LP is the Investment Manager of Luxor Capital Partners, LP, LCG Select, LLC and Luxor Capital Partners Offshore, Ltd. Luxor Management, LLC is the general partner of Luxor Capital Group, LP, and Mr. Leone is the managing member of Luxor Management, LLC. LCG Holdings, LLC is the general partner of Luxor Capital Partners, LP and LCG Select, LLC and Mr. Leone is the managing member of LCG Holdings, LLC. Luxor Capital Partners Offshore, Ltd. is an entity organized in the Cayman Islands.

(5)	Includes 1,123,070 shares of common stock held of record by Liddell Investments, L.L.C. Mr. Liddell is the sole member of Liddell Investments, L.L.C. Includes 43,086 shares of common stock held of record by a certain family member of Mr. Liddell. Also includes 548,724 shares of common stock issuable upon the exercise of options that, as of the record date, were exercisable or exercisable within 60 days of the record date.

(6)	Represents 38,889 shares of common stock issuable upon the exercise of stock options that, as of the record date, were exercisable or exercisable within 60 days of the record date.

(7)	Represents 24,000 shares of common stock issuable upon the exercise of stock options that, as of the record date, were exercisable or exercisable within 60 days of the record date.

(8)	Represents 24,000 shares of common stock issuable upon the exercise of stock options that, as of the record date, were exercisable or exercisable within 60 days of the record date.

(9)	Represents 24,000 shares of common stock issuable upon the exercise of stock options that, as of the record date, were exercisable or exercisable within 60 days of the record date.

(10)	Represents 24,000 shares of common stock issuable upon the exercise of stock options that, as of the record date, were exercisable or exercisable within 60 days of the record date.

(11)	Represents 5,555 shares of common stock issuable upon the exercise of stock options that, as of the record date, were exercisable or exercisable within 60 days of the record date.

(12)	Includes 7,555 shares of common stock issuable upon the exercise of stock options that, as of the date record date, exercisable or exercisable within 60 days of the record date.

(13)	Represents 4,000 shares of common stock issuable upon the exercise of stock options that, as of the record date, were exercisable or exercisable within 60 days of the record date.

CERTAIN TRANSACTIONS

Back-stop Agreement

Pursuant to an agreement, dated April 14, 2004, between us and CD Holdings, L.L.C., an entity controlled by Charles E. Davidson, one of our principal stockholders, CD Holdings agreed, subject to certain conditions, to back-stop our 2004 rights offering by purchasing all of the shares of our common stock that were not otherwise subscribed for by the other holders of subscription rights under their basic subscription privileges and over-subscription privileges. In return for its agreement to back-stop the rights offering, CD Holdings received a commitment fee equal to 2% of the gross proceeds of the rights offering, or $240,000, which was applied to the subscription price payable upon exercise of the rights issued to it in the rights offering.

Credit Agreement

On April 30, 2004, also in connection with our 2004 rights offering, on April 30, 2004, we entered into a $3,000,000 revolving credit facility with CD Holdings. Borrowings under the CD Holdings credit facility were due on the earlier of the closing of the rights offering or August 1, 2005, and bore interest at the rate of 10.0% per annum. The CD Holdings credit facility provided that if the rights offering was not completed, CD Holdings had the right to convert any borrowings plus any accrued but unpaid interest under the facility into shares of our common stock at a conversion price equal to $1.20 per share. Under the CD Holdings credit facility, CD Holdings had the option to apply the outstanding principal amount and any accrued but unpaid interest either (1) to the subscription price payable upon exercise of the rights issued to CD Holdings in the rights offering, or (2) to the purchase price for the common stock. Upon closing of the rights offering, $500,000 had been borrowed on the facility to fund a part of our 2004 drilling program. CD Holdings applied all amounts due it under this credit facility to the exercise price payable upon exercise of rights it received in the rights offering.

Administrative Services for Affiliates

Effective April 1, 2005, we entered into an administrative services agreement with Bronco Drilling Company, Inc. Under this agreement, we agreed to provide certain services to Bronco Drilling Company including accounting, human resources, legal and technical support services. In return for these services, Bronco Drilling Company agreed to pay us an annual fee of approximately $414,000 payable in equal monthly installments during the term of this agreement. In addition, Bronco Drilling Company leased approximately 1,200 square feet of office space from us for its headquarters located in Oklahoma City, Oklahoma for which it agreed to pay us annual rent of $20,880 in equal monthly installments. The services we provide under the administrative services agreement and the fees for such services can be amended by mutual agreement of the parties. In January 2006, Bronco Drilling Company reduced the level of administrative services being provided by us and increased the office space it leases to approximately 2,500 square feet. As a result, our annual fee for administrative services was reduced to approximately $150,000 and our annual rental was increased to approximately $44,000. The administrative services agreement has a three-year term, and upon expiration of that term the agreement will continue on a month-to-month basis until cancelled by either party with at least 30 days prior written notice. The administrative services agreement is terminable (1) by Bronco Drilling Company at any time with at least 30 days prior written notice to us and (2) by either party if the other party is in material breach and such breach has not been cured within 30 days of receipt of written notice of such breach. Prior to entry into this administrative services agreement, Bronco Drilling Company reimbursed us for our dedicated employee time, office space and general and administrative costs based upon the pro rata share of time its employees spent performing services for Bronco Drilling Company. In 2005, 2004 and 2003, we received payments from Bronco Drilling Company for such services and overhead totaling approximately $353,000, $115,000 and $33,000, respectively. Three of our directors, Mike Liddell, David L. Houston and Phillip G. Lancaster, are also directors of Bronco Drilling Company and Mr. Liddell serves as chairman of Bronco Drilling Company. Wexford Capital LLC is the sole manager of Bronco Drilling Holdings, L.L.C., which beneficially owned 47.3% of the common stock of Bronco Drilling Company as of the record date. Charles E. Davidson is the Chairman of Wexford Capital.

In addition, our personnel help manage the oil and natural gas production and oil and natural gas related assets owned by certain of our affiliates. In return for these services, we are reimbursed for our dedicated employee time, office space and general and administrative costs based upon the pro rata share of time our employees spend performing these services. In 2005, 2004 and 2003, we received payments from these affiliates, excluding Bronco Drilling Company, for such services and overhead totaling approximately $5,876,000, $2,030,000 and $732,000, respectively.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, directors and persons beneficially owning more than 10% of our stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and with us. Based solely on a review of the reports sent to us and written representations from executive officers and directors, we believe that all Section 16(a) filing requirements for the year ended December 31, 2005 applicable to our directors, executive officers and greater than 10% beneficial owners were satisfied with the exception of: (1) a late Form 4 filed on behalf of James D. Palm on December 27, 2005, regarding the grant of options under the 2005 Stock Incentive Plan, (2) a late Form 4 filed on behalf of Wexford Capital, LLC on March 3, 2005, regarding the exercise of warrants to purchase shares of our common stock, (3) a late Form 4 filed on behalf of Charles E. Davidson on March 3, 2005, regarding the exercise of warrants to purchase shares of our common stock, and (4) a late Form 4 filed on behalf of Joseph Jacobs on March 3, 2005, regarding the exercise of warrants to purchase shares of our common stock.

INCORPORATION BY REFERENCE

The material under the headings “Audit Committee Report” and the disclosure regarding independence of the members of the audit committee shall not be deemed to be “filed” with the Securities and Exchange Commission nor deemed incorporated into any future filing with the Securities and Exchange Commission, except to the extent that we specifically incorporate it by reference into the filing.

ADDITIONAL INFORMATION

Our annual report to stockholders for the fiscal year ended December 31, 2005, including financial statements, is being mailed herewith to all stockholders entitled to notice of the actions described in this information statement. The annual report does not constitute a part of this information statement.

Our annual report on Form 10-KSB, including the financial statements and schedule thereto, for the year ended December 31, 2005, as filed with the Securities and Exchange Commission, will be furnished without charge to any stockholder upon written request addressed to Mr. Joel H. McNatt, General Counsel, Gulfport Energy Corporation, 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134. Stockholders requesting exhibits to the Form 10-KSB will be provided the same upon payment of reproduction expenses.

Additional information concerning us, including our annual and quarterly reports on Forms 10-KSB and 10-QSB, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives at www.sec.gov.

By the Order of the Board of Directors

/s/ Joel H. McNatt
Joel H. McNatt Secretary

April 25, 2006

Oklahoma City, Oklahoma

EXHIBIT A

AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

GULFPORT ENERGY CORPORATION

AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

1.	Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to enable Gulfport Energy Corporation, a Delaware corporation (the “Company”), and any Affiliate to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company’s long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company. The Plan is an amendment and restatement of the Gulfport Energy Corporation 2005 Stock Incentive Plan.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates.

1.3 Available Awards. The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of one or more of the following Awards: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Awards (Restricted Stock and Restricted Stock Units), (d) Performance Awards and (e) Stock Appreciation Rights.

2.	Definitions.

2.1 “409A Award” means an Award that is considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code and Section 8 of this Plan.

2.2 “Administrator” means the Board or the Committee appointed by the Board in accordance with Section 3.5.

2.3 “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code and any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture or unincorporated organization that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company. For this purpose “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another, whether through ownership of voting securities, by contract or otherwise.

2.4 “Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Award (Restricted Stock and Restricted Stock Units), a Performance Award, a Stock Appreciation Right and a 409A Award.

2.5 “Award Agreement” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.6 “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 1

2.7 “Board” means the Board of Directors of the Company.

2.8 “Cashless Exercise” has the meaning set forth in Section 6.4.

2.9 “Cause” means, (a) with respect to any Participant who is a party to an employment or service agreement or employment policy manual with the Company or its Affiliates and such agreement or policy manual provides for a definition of Cause, as defined therein and (b) with respect to all other Participants, (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (ii) conduct tending to bring the Company into substantial public disgrace, or disrepute, (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate or (iv) material violation of state or federal securities laws. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

2.10 “Change in Control” shall mean:

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than a Permitted Holder;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The adoption of a plan relating to the liquidation or dissolution of the Company; or

(d) The consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as such terms are used in Section 13(d) of the Exchange Act) other than Permitted Holders, becomes the Beneficial Owner of more than 50% of the voting power of the Company.

The foregoing notwithstanding, a transaction shall not constitute a Change in Control if (i) its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; (ii) it constitutes an initial public offering or a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system; (iii) it constitutes a change in Beneficial Ownership that results from a change in ownership in a Permitted Holder; or (iv) solely because 50% or more of the total voting power of the Company’s then outstanding securities is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit Plans of the Company or any Affiliate, or (B) any company which, immediately prior to such Business Combination, is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

2.11 “Code” means the Internal Revenue Code of 1986, as amended.

2.12 “Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.5.

2.13 “Common Stock” means the common stock, $0.01 par value per share of the Company.

2.14 “Company” means Gulfport Energy Corporation, a Delaware corporation.

2.15 “Consultant” means any person, including an advisor, (a) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or who provides

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 2

bona fide services to the Company or an Affiliate pursuant to a written agreement or (b) who is a member of the Board of Directors of an Affiliate; provided that, except as otherwise permitted in Section 5.4(b) hereof, such person is a natural person and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.16 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

2.17 “Covered Employee” means the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is or would be required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

2.18 “Date of Grant” means, provided the key terms and conditions of the Award are communicated to the Participant within a reasonable period of time following the Administrator’s action, the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award and from which the Participant begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of the Company Common Stock or, if a different date is set forth in such resolution or determined by the Administrator as the Date of Grant, then such date as is set forth in such resolution. In any situation where the terms of the Award are subject to negotiation with the Participant, the Date of Grant shall not be earlier than the date the key terms and conditions of the Award are communicated to the Participant.

2.19 “Detrimental Activity” means: (a) violation of the terms of any agreement with the Company concerning non-disclosure, confidentiality, intellectual property, privacy or exclusivity; (b) disclosure of the Company’s confidential information to anyone outside the Company, without prior written authorization from the Company, or in conflict with the interests of the Company, whether the confidential information was acquired or disclosed by the Participant during or after employment by the Company; (c) failure or refusal to disclose promptly or assign to the Company all right, title and interest in any invention, work product or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the interests of the Company or, the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (d) activity that is discovered to be grounds for or results in termination of the Participant’s employment for Cause; (e) any breach of a restrictive covenant contained in any employment agreement, Award Agreement or other agreement between the Participant and the Company, during any period for which a restrictive covenant prohibiting Detrimental Activity, or other similar conduct or act, is applicable to the Participant during or after employment by the Company; (f) any attempt directly or indirectly to induce any Employee of the Company to be employed or perform services or acts in conflict with the interests of the Company; (g) any attempt, in conflict with the interests of the Company, directly or indirectly, to solicit the trade or business of any current or prospective customer, client, supplier or partner of the Company; (h) the conviction of, or guilty plea entered by, the Participant for any felony or a crime involving moral turpitude whether or not connected with the Company; or (i) the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company.

2.20 “Director” means a member of the Board.

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 3

2.21 “Disability” means that the Optionholder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Code Section 22(e)(3), the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.22 “Effective Date” shall mean January 24, 2005, the date the Board originally adopted the Plan. The effective date of this amendment and restatement of the Plan is ______ __, 2006, the date the Board adopted the amendment and restatement.

2.23 “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.24 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.25 “Fair Market Value” means, as of any date, the value of the Common Stock as determined below. The Fair Market Value on the date of the Company’s initial public offering of its Common Stock shall be the initial price to the public on such date. Thereafter, on any date on which the Company’s shares of Common Stock are registered under Section 12 of the Exchange Act (a) if the Common Stock is admitted to quotation on the Nasdaq over the counter market or any interdealer quotation system and closing prices are reported the Fair Market Value on any date shall not be less than the closing price reported for the Common Stock on such market or system for such date or, if closing prices are not reported, the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, (b) if the Common Stock is admitted to trading on a national securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market, the Fair Market Value on any date shall not be less than the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding the date on which such a sale was reported, or (c) in the absence of an established market for the Common Stock, the Fair Market Value determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

2.26 “Form S-8” has the meaning set forth in Section 5.4(b).

2.27 “Free Standing Rights” has the meaning set forth in Section 7.3(a).

2.28 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.29 “Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 4

2.30 “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

2.31 “Market Stand-Off” has the meaning set forth in Section 15.

2.32 “Nasdaq” means the Nasdaq Stock Market, Inc., or any successor thereto.

2.33 “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

2.34 “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.35 “Officer” means (a) before the Listing Date, any person designated by the Company as an officer and (b) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.36 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.37 “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.38 “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.39 “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(3).

2.40 “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.41 “Performance Award” means Awards granted pursuant to Section 7.2.

2.42 “Permitted Holders” means Wexford Capital LLC, a Delaware limited liability company, and any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture or unincorporated organization that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with Wexford Capital LLC. For this purpose “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another, whether through ownership of voting securities, by contract or otherwise.

2.43 “Permitted Transferee” means (a) any spouse, parents, siblings (by blood, marriage or adoption) or lineal descendants (by blood, marriage or adoption) of a Participant; (b) any trust or other similar entity for the benefit of a Participant or the Participant’s spouse, parents, siblings or lineal descendants; provided, however, that any transfer made by a Participant to a Permitted Transferee may only be made if the Permitted Transferee, prior to the time of transfer of stock, agrees in writing to be bound by the terms of this Plan and provides written notice to the Company of such transfer.

2.44 “Plan” means this Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan.

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 5

2.45 “Related Rights” has the meaning set forth in Section 7.3(a).

2.46 “Restricted Award” means any Award granted pursuant to Section 7.1, including Restricted Stock and Restricted Stock Units.

2.47 “Restricted Period” has the meaning set forth in Section 7.1.

2.48 “Restricted Stock” has the meaning set forth in Section 7.1.

2.49 “Restricted Stock Unit” means a hypothetical Common Stock unit having a value equal to the Fair Market Value of an identical number of shares of Common Stock as determined in Section 7.1.

2.50 “Right of Repurchase” means the Company’s option to repurchase unvested Common Stock acquired under the Plan upon the Participant’s termination of Continuous Service pursuant to Section 11.7.

2.51 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.52 “Rule 701” has the meaning set forth in Section 5.4(a).

2.53 “SAR Amount” has the meaning set forth in Section 7.3(i).

2.54 “SAR exercise price” has the meaning set forth in Section 7.3(b).

2.55 “SEC” means the Securities and Exchange Commission.

2.56 “Securities Act” means the Securities Act of 1933, as amended.

2.57 “Stock Appreciation Right” means the right pursuant to an award granted under Section 7.3 to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of stock covered by such right or such portion thereof, over (B) the aggregate SAR exercise price of such right or such portion thereof.

2.58 “Stock for Stock Exchange” has the meaning set forth in Section 6.4.

2.59 “Surviving Entity” means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the entity existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

2.60 “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.	Administration.

3.1 Administration by Board. The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3.5.

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 6

3.2 Powers of Administrator. The Administrator shall have the power and authority to select and grant to Participants, Awards pursuant to the terms of the Plan.

3.3 Specific Powers. In particular, the Administrator shall have the authority: (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act, provided such delegation is pursuant to a resolution that specifies the total number of shares of Common Stock that may be subject to awards by such Officer and such Officer may not make an Award to himself or herself; (e) to determine when Awards are to be granted under the Plan; (f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (g) to determine the number of shares of Common Stock to be made subject to each Award; (h) to determine whether each Option is to be an Incentive Stock Option or a Nonstatutory Stock Option; (i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment, vesting provisions and Right of Repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant or sale; (j) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent (provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock subject to an Option and the exercise price, shall not constitute an impairment of the Participant’s rights that requires consent); (k) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their Continuous Service for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies; (l) to make decisions with respect to outstanding Options that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments; and (m) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

3.4 Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.5 The Committee.

(a) General. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 7

be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

(b) Committee Composition when Common Stock is Registered. At such time as the Common Stock is required to be registered under Section 12 of the Exchange Act, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an option is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.6 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or Committee member shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.	Shares Subject to the Plan.

4.1 Share Reserve. Subject to the provisions of Section 12.1 relating to adjustments upon changes in Common Stock, the shares that may be issued pursuant to Awards shall consist of the Company’s authorized but unissued Common Stock, and the maximum aggregate amount of such Common Stock which may be issued upon exercise of all Awards under the Plan shall not exceed shall not exceed 3,000,000, less 627,337, the total number of shares underlying options granted to Employees prior to the original adoption of this Plan and outstanding on the Effective Date under the Gulfport Energy Corporation 1999 Stock Option Plan (“Prior Outstanding Options”). If, prior to the termination of the Plan, a Prior Outstanding Option shall expire, be forfeited, cancelled or terminate for any reason without having been exercised in full, the shares subject to such expired, forfeited, cancelled or terminated Prior Outstanding Options shall again be available for purposes of the Plan and the number of shares of Common Stock which may be issued upon the exercise of Awards under the Plan shall be increased by the number of shares of Common Stock underlying such expired, forfeited or terminated Prior Outstanding Options. In no event, however, will the maximum aggregate amount of Common

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 8

Stock which may be issued upon exercise of all Awards under the Plan, including Incentive Stock Options, exceed 3,000,000 shares of Common Stock (subject to adjustment as provided in Section 12.1), all of which may be used for Incentive Stock Options or any other Award. Awards for fractional shares of Common Stock may not be issued under the terms of the Plan.

4.2 Reversion of Shares to the Share Reserve. If any Award shall for any reason expire or otherwise terminate, in whole or in part, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. If shares of Common Stock issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, including the Right of Repurchase of unvested Common Stock under Section 11.9(a), such shares shall again be available for purposes of the Plan.

4.3 Source of Shares. The shares of Common Stock subject to the Plan may be authorized but unissued Common Stock or reacquired Common Stock, bought on the market, pursuant to any forfeiture provision or otherwise.

5.	Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

5.2 Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock at the Date of Grant and the Option is not exercisable after the expiration of five years from the Date of Grant.

5.3 Section 162(m) Limitation. Subject to the provisions of Section 12.1 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Awards covering more than 1,000,000 shares during any fiscal year. This Section 5.3 shall not apply prior to the Listing Date and, following the Listing Date, this Section 5.3 shall not apply until (a) the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 4.1); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; or (iv) the first meeting of stockholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (b) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

5.4 Consultants.

(a) Prior to the Listing Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

(b) From and after the Listing Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company (i.e., capital raising), or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 9

5.5 Directors. Each Director of the Company shall be eligible to receive discretionary grants of Awards under the Plan.

6.	Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code and Section 8 of the Plan. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it was granted.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted; provided, however, any Nonstatutory Stock Option granted with an exercise price less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 6.15 and Section 8 hereof. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.4 Consideration. The exercise price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the exercise price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 10

Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a “Cashless Exercise”); (iii) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note; provided, however, if applicable law requires, the par value (if any) of Common Stock, if newly issued, shall be paid in cash or cash equivalents. Any Common Stock acquired upon exercise with a promissory note shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Common Stock having a Fair Market Value at least equal to the principal amount of any such loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), an exercise with a promissory note or other transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or an Affiliate in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under this Plan. Unless otherwise provided in the terms of an Option Agreement, payment of the exercise price by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act in the form of a Stock for Stock Exchange is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option may, in the sole discretion of the Administrator, be transferable to a Permitted Transferee upon written approval by the Administrator to the extent provided in the Option Agreement. A Permitted Transferee includes: (a) a transfer by gift or domestic relations order to a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50%

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 11

of the voting interests; (b) third parties designated by the Administrator in connection with a program established and approved by the Administrator pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of such Nonstatutory Stock Option; and (c) such other transferees as may be permitted by the Administrator in its sole discretion. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting Generally. The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Administrator may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Option Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability or termination by the Company for Cause), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, or as otherwise provided in Sections 6.10 and 6.11 of this Plan, outstanding Options that are not exercisable at the time an Optionholder’s Continuous Service terminates for any reason other than for Cause (including an Optionholder’s death or Disability) shall be forfeited and expire at the close of business on the date of such termination. If the Optionholder’s Continuous Service terminates for Cause, all outstanding Options shall be forfeited (whether or not vested) and expire as of the beginning of business on the date of such termination for Cause.

6.9 Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason other than Cause (other than upon the Optionholder’s death or Disability) would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Option Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 12

6.11 Death of Optionholder. Unless otherwise provided in an Option Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

6.13 Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. In such case, the shares of Common Stock acquired on exercise shall be subject to the vesting schedule that otherwise would apply to determine the exercisability of the Option. Any unvested shares of Common Stock so purchased may be subject to any other restriction the Administrator determines to be appropriate.

6.14 Reload Options. At the discretion of the Administrator, the Option may include a “reload” feature pursuant to which an Optionholder exercising an option by the delivery of a number of shares of Common Stock in accordance with Section 6.4(b)(i) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Common Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Administrator may provide) to purchase that number of shares of Common Stock equal to the number delivered in a Stock for Stock Exchange of the original Option.

6.15 Additional Requirements Under Section 409A. Each Option Agreement shall include a provision whereby, notwithstanding any provision of the Plan or the Option Agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof, in the event any Option under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code.

7.	Provisions of Awards Other Than Options.

7.1 Restricted Awards. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine. Each Restricted Award shall be in such form and shall contain such terms, conditions and Restricted Periods as the Administrator shall deem appropriate, including the treatment of dividends or dividend equivalents, as the case may be. The Administrator in its discretion may provide for an acceleration of the end of the Restricted Period in the terms of any Restricted Award, at any time, including in the event a Change in Control occurs. The terms and conditions of the

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 13

Restricted Award may change from time to time, and the terms and conditions of separate Restricted Awards need not be identical, but each Restricted Award shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(a) Purchase Price. The purchase price of Restricted Awards, if any, shall be determined by the Administrator, and may be stated as cash, property or prior services.

(b) Consideration. The consideration for Common Stock acquired pursuant to the Restricted Award shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a Stock for Stock Exchange, or prior services that the Administrator determines have a value at least equal to the Fair Market Value of such Common Stock.

(c) Vesting. Shares of Common Stock acquired under the Restricted Award may, but need not, be subject to a Restricted Period that specifies a Right of Repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of services. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Restricted Award, at any time, including in the event a Change in Control occurs.

(d) Termination of Participant’s Continuous Service. Unless otherwise provided in a Restricted Award or in an employment agreement the terms of which have been approved by the Administrator, in the event a Participant’s Continuous Service terminates for any reason, the Company may exercise its Right of Repurchase or otherwise reacquire, or the Participant shall forfeit the unvested portion of a Restricted Award acquired in consideration of prior or future services, and any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Restricted Award shall be forfeited and the Participant shall have no rights with respect to the Award.

(e) Transferability. Rights to acquire shares of Common Stock under the Restricted Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Administrator shall determine in its discretion, so long as Common Stock awarded under the Restricted Award remains subject to the terms of the Award Agreement.

(f) Concurrent Tax Payment. The Administrator, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.

(g) Lapse of Restrictions. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the Restricted Award shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be imposed by law, the terms of the Plan or the terms of a Restricted Award, to the Participant or the Participant’s beneficiary or estate, as the case may be, unless such Restricted Award is subject to a deferral condition that complies with the 409A Award requirements that may be allowed or required by the Administrator in its sole discretion. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share in cash to the Participant or the Participant’s beneficiary or estate, as the case may be. Unless otherwise subject to a deferral condition that complies with the 409A Award requirements, the Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2-1/2 months after the end of the Participant’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts; (ii) the date that is 2-1/2 months after the end of the Company’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such earlier date as may be necessary to avoid application of Code Section 409A to such Award.

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 14

7.2 Performance Awards.

(a) Nature of Performance Awards. A Performance Award is an Award entitling the recipient to acquire shares of Common Stock or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock that will be settled in the form of shares of Common Stock upon the attainment of specified performance goals. The Administrator may make Performance Awards independent of or in connection with the granting of any other Award under the Plan. Performance Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company. The Administrator in its sole discretion shall determine whether and to whom Performance Awards shall be made, the performance goals applicable under each Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares; provided, however, that the Administrator may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Awards under the Plan. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of shares under the Performance Award that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria may include, by way of example and without limitation, revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), funds from operations, funds from operations per share, operating income, pre-tax or after-tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, return on capital, economic value added, share price performance, improvements in the Company’s attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax). A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance goals for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Performance goals shall be objective and, if the Company is publicly traded, shall otherwise meet the requirements of Section 162(m) of the Code. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants. A Performance Award to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that in the event of the Participant’s termination of Continuous Service prior to the end of the performance period for any reason, such Award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, the Administrator shall determine. Such objective performance goals are not required to be based on increases in a specific business criteria, but may be based on maintaining the status quo or limiting economic losses.

(b) Restrictions on Transfer. Performance Awards and all rights with respect to such Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(c) Rights as a Stockholder. A Participant receiving a Performance Award that is denominated in shares of Common Stock or hypothetical Common Stock units shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Award only upon satisfaction of all conditions

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 15

specified in the written instrument evidencing the Performance Award (or in a performance plan adopted by the Administrator). The Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2-1/2 months after the end of the Participant’s taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts; (ii) the date that is 2-1/2 months after the end of the Company’s taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such other date as may be necessary to avoid application of Section 409A to such Awards.

(d) Termination. Except as may otherwise be provided by the Administrator at any time, a Participant’s rights in all Performance Awards shall automatically terminate upon the Participant’s termination of employment (or business relationship) with the Company and its Affiliates for any reason.

(e) Acceleration, Waiver, Etc. At any time prior to the Participant’s termination of employment (or other business relationship) by the Company and its Affiliates, the Administrator may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Award. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Performance Award at any time, including in the event a Change in Control occurs.

(f) Certification. Following the completion of each performance period, the Administrator shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the performance objectives and other material terms of a Performance Award have been achieved or met. Unless the Administrator determines otherwise, Performance Awards shall not be settled until the Administrator has made the certification specified under this Section 7.2(f).

7.3 Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of Section 7.3(b) are satisfied, in tandem with all or part of any Option granted under the Plan (“Related Rights”). In the case of a Nonstatutory Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

(b) Grant Requirements. A Stock Appreciation Right may only be granted if the Stock Appreciation Right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (ii) satisfies the requirements of Section 7.3(i) and Section 8 hereof. A Stock Appreciation Right does not provide for a deferral of compensation if: (A) the value of the Common Stock the excess over which the right provides for payment upon exercise (the “SAR exercise price”) may never be less than the Fair Market Value of the underlying Common Stock on the date the right is granted, (B) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the SAR exercise price and the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised, (C) the number of shares of Common Stock subject to the Stock Appreciation Right must be fixed on the date of grant of the Stock Appreciation Right, and (D) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.

(c) Exercise and Payment. Upon exercise thereof, the holder of a Stock Appreciation Right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such written request, of one share of Common Stock over the SAR exercise price per share specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares for which such Stock Appreciation Right shall be exercised. Payment with respect to the exercise of a Stock Appreciation Right that satisfies the requirements of Section 7.3(b)(i) shall be paid on the date of exercise and made in shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), valued at Fair Market Value on the date

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 16

of exercise. Payment with respect to the exercise of a Stock Appreciation Right that does not satisfy the requirements of Section 7.3(b)(i) shall be paid at the time specified in the Award in accordance with the provisions of Section 7.322 and Section 8. Payment may be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator.

(d) Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Date of Grant of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Administrator determines that the requirements of Section 7.3(b)(i) are satisfied.

(e) Reduction in the Underlying Option Shares. Upon any exercise of a Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right shall have been exercised. The number of shares of Common Stock for which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option shall have been exercised.

(f) Written Request. Unless otherwise determined by the Administrator in its sole discretion, Stock Appreciation Rights shall be settled in the form of Common Stock. If permitted in the Stock Appreciation Right’s Award Agreement, a Participant may request that any exercise of a Stock Appreciation Right be settled for cash, but a Participant shall not have any right to demand a cash settlement. A request for a cash settlement may be made only by a written request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise a Stock Appreciation Right for cash may provide that, in the event the Administrator shall disapprove such written request, such written request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.

(g) Disapproval by Administrator. If the Administrator disapproves in whole or in part any request by a Participant to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such Participant’s right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to request a cash form of payment at a later date, provided that a request to receive cash upon such later exercise shall be subject to the approval of the Administrator. Additionally, such disapproval shall not affect such Participant’s right to exercise any related Option.

(h) Restrictions on Transfer. Stock Appreciation Rights and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(i) Additional Requirements under Section 409A. A Stock Appreciation Right that is not intended to or fails to satisfy the requirements of Section 7.3(b)(i) shall satisfy the requirements of this Section 7.3(i) and the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof. The requirements herein shall apply in the event any Stock Appreciation Right under this Plan is granted with an SAR exercise price less than Fair Market Value of the Common Stock underlying the Award on the date the Stock Appreciation Right is granted (regardless of whether or not such

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 17

SAR exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the SAR exercise price), provides that it is settled in cash, or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Any such Stock Appreciation Right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the SAR exercise price (the “SAR Amount”). However, once the Stock Appreciation Right is exercised, the SAR Amount may only be paid on the fixed time, payment schedule or other event specified in the governing written instrument or in Section 8.1 hereof.

8.	Additional Conditions Applicable to Nonqualified Deferred Compensation Under Section 409A of the Code.

In the event any Award under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Award on the Date of Grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or such Award is materially modified and deemed a new Award at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute a 409A Award, the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any 409A Award agreement.

8.1 Exercise and Distribution. No 409A Award shall be exercisable or distributable earlier than upon one of the following:

(a) Specified Time. A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of 10 years from the Date of Grant. If the written grant instrument does not specify a fixed time or schedule, such time shall be the date that is the fifth anniversary of the Date of Grant.

(b) Separation from Service. Separation from service (within the meaning of Section 409A of the Code) by the 409A Award recipient; provided, however, if the 409A Award recipient is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 8.1(b) may not be made before the date which is six months after the date of separation from service.

(c) Death. The date of death of the 409A Award recipient.

(d) Disability. The date the 409A Award recipient becomes disabled (within the meaning of Section 8.4(b) hereof).

(e) Unforeseeable Emergency. The occurrence of an unforeseeable emergency (within the meaning of Section 8.4(c) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Common Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(f) Change in Control Event. The occurrence of a Change in Control Event (within the meaning of Section 8.4(a) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

8.2 Term. Notwithstanding anything to the contrary in this Plan or the terms of any 409A Award agreement, the term of any 409A Award shall expire and such Award shall no longer be exercisable on the date

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 18

that is the later of: (a) 2-1/2 months after the end of the Company’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture; or (b) 2-1/2 months after the end of the 409A Award recipient’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of 10 years from the date the 409A Award was granted, or (ii) the term specified in the 409A Award agreement.

8.3 No Acceleration. A 409A Award may not be accelerated or exercised prior to the time specified in Section 8 hereof, except in the case of one of the following events:

(a) Domestic Relations Order. The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(b) Conflicts of Interest. The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(c) Change in Control Event. The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation. In addition, the Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award provided that such acceleration does not change the time or schedule of payment of such Award and otherwise satisfies the requirements of this Section 8 and the requirements of Section 409A of the Code.

8.4 Definitions. Solely for purposes of this Section 8 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Proposed Regulations § 1.409A-3(g)(5) and any subsequent guidance interpreting Code Section 409A). For example, a Change in Control Event will occur if:

(i) a person or more than one person acting as a group:

(A) acquires ownership of stock that brings such person’s or group’s total ownership in excess of 50% of the outstanding stock of the Company; or

(B) acquires ownership of 35% or more of the total voting power of the Company within a 12 month period; or

(ii) acquires ownership of assets from the Company equal to 40% or more of the total value of the Company within a 12 month period.

(b) “Disabled” means a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.

(c) “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 19

9.	Covenants of the Company.

9.1 Availability of Shares. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

9.2 Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

10.	Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

11.	Miscellaneous.

11.1 Acceleration of Exercisability and Vesting. The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

11.2 Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 12.1 hereof.

11.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause, (b) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (c) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

11.4 Transfer, Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 20

right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

11.5 Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (a) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

11.6 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company or (d) by execution of a recourse promissory note by a Participant who is not a Director or executive officer. Unless otherwise provided in the terms of an Option Agreement, payment of the tax withholding by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act by delivering previously owned and unencumbered shares of Common Stock of the Company or in the form of share withholding is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Award involved in the transaction.

11.7 Right of Repurchase. Each Award Agreement may provide that, following a termination of the Participant’s Continuous Service, the Company may repurchase the Participant’s unvested Common Stock acquired under the Plan as provided in this Section 11.9 (the “Right of Repurchase”). The Right of Repurchase for unvested Common Stock shall be exercisable at a price equal to the lesser of the purchase price at which such Common Stock was acquired under the Plan or the Fair Market Value of such Common Stock (if an Award is granted solely in consideration of past services without payment of any additional consideration, the unvested Common Stock shall be forfeited without any repurchase). The Award Agreement may specify the period of time following a termination of the Participant’s Continuous Service during which the Right of Repurchase may be exercised.

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 21

12.	Adjustments Upon Changes in Stock.

12.1 Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), then (a) the aggregate number of shares of Common Stock or class of shares which may be purchased pursuant to Awards granted hereunder; (b) the aggregate number of shares of Common Stock or class of shares which may be purchased pursuant to Incentive Stock Options granted hereunder; (c) the number and/or class of shares of Common Stock covered by outstanding Options and Awards; (d) the maximum number of shares of Common Stock with respect to which Options may be granted to any single Optionholder during any calendar year; and (e) the exercise price of any Option in effect prior to such change shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Common Stock or change in the Fair Market Value of such Common Stock resulting from such transaction; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. The Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. The conversion of any securities of the Company that are by their terms convertible shall not be treated as a transaction “without receipt of consideration” by the Company.

12.2 Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

12.3 Change in Control – Asset Sale, Merger, Consolidation or Reverse Merger. In the event of a Change in Control, a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale, in one or a series of related transactions, of all or substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the Surviving Entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the Administrator may provide for: (a) the continuation of outstanding Awards by the Company (if the Company is the Surviving Entity); (b) the assumption of the Plan and such outstanding Awards by the Surviving Entity or its parent; (c) the substitution by the Surviving Entity or its parent of Awards with substantially the same terms (including an award to acquire the same consideration paid to the stockholders in the transaction described in this Section 12.3) for such outstanding Awards and, if appropriate, subject to the equitable adjustment provisions of Section 12.1 hereof; (d) the cancellation of such outstanding Awards in consideration for a payment (in the form of stock or cash) equal in value to the Fair Market Value of vested Awards, or in the case of an Option, the difference between the Fair Market Value and the exercise price for all shares of Common Stock subject to exercise (i.e., to the extent vested) under any outstanding Option; or (e) the cancellation of such outstanding Awards without payment of any consideration. If such Awards would be canceled without consideration for vested Awards, the Participant shall have the right, exercisable during the later of the 10-day period ending on the fifth day prior to such merger or consolidation or 10 days after the Administrator provides the Award holder a notice of cancellation, to exercise such Awards in whole or in part without regard to any installment exercise provisions in the Option Agreement.

13.	Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 12.1 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any applicable law or any Nasdaq or securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 22

13.2 Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. However, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value and the exercise price, shall not be an impairment of the Participant’s rights that requires consent of the Participant.

13.5 Amendment of Awards. The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Administrator may not effect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. For the avoidance of doubt, the cancellation of a vested Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock underlying the Option and the aggregate exercise price, shall not be an impairment of the Participant’s rights that requires consent of the Participant.

14.	General Provisions.

14.1 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.2 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 12.1.

14.3 Delivery. Upon exercise of a right granted pursuant to an Award under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.4 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

14.5 Cancellation and Rescission of Awards for Detrimental Activity.

(a) Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that the Participant has not engaged in any Detrimental Activity described in Section 2.19.

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 23

(b) Unless the Award Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Awards at any time if the Participant engages in any Detrimental Activity described in Section 2.19.

(c) In the event a Participant engages in Detrimental Activity described in Section 2.19 after any exercise, payment or delivery pursuant to an Award, during any period for which any restrictive covenant prohibiting such activity is applicable to the Participant, such exercise, payment or delivery may be rescinded within one year thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery, in such manner and on such terms and conditions as may be required by the Company. The Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

14.6 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Date of Grant of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

15.	Market Stand-Off.

Each Option Agreement and Award Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the “Market Stand-Off”). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the shares of Common Stock acquired under this Plan until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares of Common Stock subject to the Market Stand-Off, or into which such shares of Common Stock thereby become convertible, shall immediately be subject to the Market Stand-Off.

16.	Effective Date of Plan.

The Plan became effective as of the Effective Date. However, the increase in the number of shares and the addition of Awards other than Options provided by the amendment and restatement of the Plan shall become effective as of the effective date of the amendment and restatement, but no Award granted on or after the effective date of the amendment and restatement may be exercised (or, in the case of a stock Award, may be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the amendment and restatement of the Plan is adopted by the Board.

17.	Termination or Suspension of the Plan.

The Plan shall terminate automatically on the day before the 10th anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 24

that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

18.	Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

19.	Execution.

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.

[SIGNATURE PAGE FOLLOWS]

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 25

IN WITNESS WHEREOF, upon authorization of the Board of Directors, the undersigned has caused the Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan to be executed effective as of the             day of                     , 2006.

Gulfport Energy Corporation

By:
James D. Palm, Chief Executive Officer

Signature Page

Gulfport Energy Corporation Amended and Restated 2005 Stock Incentive Plan

Exhibit A - 26

EXHIBIT B

AUDIT COMMITTEE CHARTER

CHARTER OF THE AUDIT COMMITTEE

OF

THE BOARD OF DIRECTORS

OF

GULFPORT ENERGY CORPORATION

PURPOSE

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Gulfport Energy Corporation (the “Company”) to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. In that regard, the Audit Committee assists the Board in monitoring (i) the Company’s accounting, auditing, and financial reporting processes generally, including the qualifications, independence and performance of the independent auditor, (ii) the integrity of the Company’s financial statements, (iii) the Company’s systems of internal control regarding finance and accounting and (iv) the Company’s compliance with legal and regulatory requirements. In performing its duties, the Committee shall seek to maintain an open avenue of communication among the Board, the independent auditor, the internal auditors (if any) and the management of the Company.

While the Committee has the responsibilities and authority set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditor. Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee.

The independent auditor is ultimately accountable to the Committee, which has the sole authority to appoint, oversee and, where appropriate, replace the independent auditor. The Committee has direct responsibility for the compensation and oversight of the work of the independent auditor (including resolution of disagreements by the Company’s management and the independent auditor regarding financial reporting) in connection with preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.

COMPOSITION

The Committee shall be comprised of three or more members (including a Chairperson). The members of the Committee shall meet the independence requirements of the Nasdaq Stock Market, Inc. (“Nasdaq”) Marketplace Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. The members of the Committee and the Chairperson shall be appointed annually by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, and at least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer, the lead partner of the independent auditor and the senior officer responsible for the internal audit function.

Exhibit B - 1

If a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, his or her membership on the Committee may continue until the earlier of the Company’s next annual meeting of shareholders or one year from the occurrence of the event that caused the failure to qualify as independent. Also, if the Company is not already relying on this provision, and the Company fails to comply with the Nasdaq requirement regarding audit committee composition due to a single vacancy on the Committee, then the Company will have until the earlier of one year from the occurrence of the event that caused the failure or the next annual meeting of shareholders to comply with such Nasdaq requirement. If the Company intends to rely on either of these cure periods, the Company shall provide notice to Nasdaq immediately upon learning of the event or circumstance that caused the non-compliance.

MEETINGS

The Committee shall meet as often as it determines necessary, but at least four times each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson. The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Subject to the Company’s Bylaws, the Committee may act by unanimous written consent of all members in lieu of a meeting. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

The Committee may ask members of management, employees, outside counsel, the independent auditors, internal auditors or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.

As part of its responsibility to foster free and open communication, the Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions.

RESPONSIBILITIES

In carrying out its responsibilities, the Committee’s policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so that it can fulfill its oversight responsibilities. In addition to such other duties as the Board may from time to time assign, the Committee shall:

Financial Statements

•	Review and discuss with management and the independent auditor the Company’s annual audited financial statements prior to the filing of the Company’s Form 10-K, including disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of Operations, and recommend to the Board whether the audited financial statements should be included in the Form 10-K.

•	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of the Company’s Form 10-Q, including disclosures made in Management’s Discussion and Analysis of Financial Conditions and the results of the independent auditor’s review of the quarterly financial statements.

Exhibit B - 2

•	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, and the judgments of each of management and the independent auditor as to the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•	When the Company becomes subject to the SEC filing requirement with respect to management’s report on internal control over financial reporting, review and discuss with management and the independent auditor such report and the independent auditor’s attestation of the report prior to the filing of the Company’s Form 10-K.

•	Review and discuss the reports required to be delivered by the independent auditor pursuant to Section 10A(k) of the Exchange Act regarding:

•	all critical accounting policies and practices to be used,

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and

•	other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•	Discuss with management the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made) and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

•	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the Company’s financial statements.

•	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•	Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company’s internal controls, any special audit steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

•	Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

Oversight of the Company’s Relationship with the Independent Auditor

•	Select the Company’s independent auditor, considering qualifications, independence and performance, and approve the scope of the proposed audit for each fiscal year and the fees and other compensation to be paid to the independent auditor therefore.

•	Obtain from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company. It is the responsibility of the Committee to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and the independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor.

Exhibit B - 3

•	Obtain and review a report from the independent auditor at least annually regarding:

•	the independent auditor’s quality control-procedures,

•	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditor, and

•	any steps taken to deal with any such issues.

•	Ensure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

•	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor.

•	Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company’s audit team.

•	Preapprove all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the independent auditor, subject to such exceptions for non-audit services as permitted by applicable laws and regulations. The Committee may when it deems appropriate form and delegate this authority to a subcommittee consisting of one or more Committee members, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next meeting.

Oversight of the Company’s Internal Audit Function

If the Company has an internal audit function:

•	Review and approve the engagement of any internal audit service providers considering their qualifications and effectiveness, and approve the scope of their proposed services and the fees and other compensation to be paid to such providers therefore.

•	Review the annual audit plan, budget, activities, organizational structure and qualifications of the persons performing the internal audit function.

•	Review and discuss with management and the senior officer responsible for the internal audit function significant reports to management prepared by the internal audit function and management’s responses thereto.

•	Review with the senior officer responsible for the internal audit function any difficulties encountered by the internal audit function in the course of its audits, including any restrictions on the scope of its work or access to required information.

•	Discuss with the independent auditor the responsibilities, budget and staffing of the internal audit function.

Oversight of Compliance Matters

•	Review policies and procedures that the Company has implemented regarding compliance with applicable federal, state and local laws and regulations and with the Company’s Code of Business Conduct and Ethics, monitor the effectiveness of those policies and procedures for compliance with the U.S. Federal Sentencing Guidelines, as amended, and institute any changes or revisions to such policies and procedures as may be deemed warranted or necessary.

•	Review and approve any related party transactions that the Company would be required to disclose pursuant to Item 404 of SEC Regulation S-K.

Exhibit B - 4

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Discuss with management and the independent auditor any published reports or correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

•	Discuss with the Company’s General Counsel and/or outside counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

•	Discuss with management the Company’s major financial risk exposures and the Company’s risk assessment and risk management policies.

•	Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

Other

•	Regularly report Committee activities to the Board and make such recommendations to the Board as the Committee deems appropriate.

•	Prepare for the Board an annual performance evaluation of the Committee.

•	Annually review and reassess the adequacy of this Charter (recommending any appropriate changes to the Board).

•	Provide or approve a report for inclusion in the Company’s proxy statement for its annual meeting of shareholders, in accordance with applicable SEC rules and regulations.

MISCELLANEOUS

In discharging its responsibilities, the Committee shall have the authority to engage and determine funding for independent legal, accounting or other advisors (without seeking Board approval) as the Committee determines necessary or appropriate to carry out its duties. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities as described herein. The Company shall provide appropriate funding, as determined by the Committee, for the payment of (i) compensation to the independent auditor, and legal, accounting or other advisors engaged by the Committee and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Adopted by the Audit Committee and approved

by the Board of Directors on February 8, 2006.

Exhibit B - 5